Exhibit 24

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS: That the undersigned officer and/or director of Tim Hortons Inc. (the “Company”), which is about to file a Form 10-K with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, hereby constitutes and appoints Paul D. House, Cynthia J. Devine and Jill E. Aebker, signing singly, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Form 10-K, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 20th day of February, 2013.

/s/ PINA MULHALL	) ) ) ) ) )	/S/ M. SHAN ATKINS
Witness		M. Shan Atkins, Director

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS: That the undersigned officer and/or director of Tim Hortons Inc. (the “Company”), which is about to file a Form 10-K with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, hereby constitutes and appoints Paul D. House, Cynthia J. Devine and Jill E. Aebker, signing singly, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Form 10-K, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 20th day of February, 2013.

/s/ PINA MULHALL	) ) ) ) ) )	/S/ MICHAEL J. ENDRES
Witness		Michael J. Endres, Director

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS: That the undersigned officer and/or director of Tim Hortons Inc. (the “Company”), which is about to file a Form 10-K with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, hereby constitutes and appoints Paul D. House, Cynthia J. Devine and Jill E. Aebker, signing singly, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Form 10-K, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 20th day of February, 2013.

/s/ PINA MULHALL	) ) ) ) ) )	/S/ MOYA M. GREENE
Witness		Moya M. Greene, Director

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS: That the undersigned officer and/or director of Tim Hortons Inc. (the “Company”), which is about to file a Form 10-K with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, hereby constitutes and appoints Paul D. House, Cynthia J. Devine and Jill E. Aebker, signing singly, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Form 10-K, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 20th day of February, 2013.

/s/ PINA MULHALL	) ) ) ) ) )	/S/ FRANK IACOBUCCI
Witness		Frank Iacobucci, Director

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS: That the undersigned officer and/or director of Tim Hortons Inc. (the “Company”), which is about to file a Form 10-K with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, hereby constitutes and appoints Paul D. House, Cynthia J. Devine and Jill E. Aebker, signing singly, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Form 10-K, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 20th day of February, 2013.

/s/ PINA MULHALL	) ) ) ) ) )	/S/ JOHN A. LEDERER
Witness		John A. Lederer, Director

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS: That the undersigned officer and/or director of Tim Hortons Inc. (the “Company”), which is about to file a Form 10-K with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, hereby constitutes and appoints Paul D. House, Cynthia J. Devine and Jill E. Aebker, signing singly, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Form 10-K, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 20th day of February, 2013.

/s/ PINA MULHALL	) ) ) ) ) )	/S/ DAVID H. LEES
Witness		David H. Lees, Director

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS: That the undersigned officer and/or director of Tim Hortons Inc. (the “Company”), which is about to file a Form 10-K with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, hereby constitutes and appoints Paul D. House, Cynthia J. Devine and Jill E. Aebker, signing singly, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Form 10-K, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 20th day of February, 2013.

/s/ PINA MULHALL	) ) ) ) ) )	/S/ RONALD W. OSBORNE
Witness		Ronald W. Osborne, Director

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS: That the undersigned officer and/or director of Tim Hortons Inc. (the “Company”), which is about to file a Form 10-K with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, hereby constitutes and appoints Paul D. House, Cynthia J. Devine and Jill E. Aebker, signing singly, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Form 10-K, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 20th day of February, 2013.

/s/ PINA MULHALL	) ) ) ) ) )	/S/ WAYNE C. SALES
Witness		Wayne C. Sales, Director